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                                                                EXECUTION COPY

                                                                Exhibit 10.4.4



                               AMENDMENT NUMBER 2
                                       TO
                           SERIES 1997-ONE SUPPLEMENT


         THIS AMENDMENT NUMBER 2 dated as of April 17, 1998 (this "Amendment") to the SERIES 1997-ONE SUPPLEMENT, dated as of August 29, 1997 (as amended, the "Series 1997-One Supplement"), is among CompuCredit Funding Corp., as Transferor, CompuCredit Corporation, as Servicer and Bankers Trust Company, a New York banking company, as Trustee. The Series 1997-One Supplement supplements that Pooling and Servicing Agreement dated as of August 29, 1997 (as amended and supplemented, the "Pooling and Servicing Agreement") among the Transferor, the Servicer and the Trustee.

                                    RECITALS

         WHEREAS, pursuant to Section 13.01(b) of the Pooling and Servicing Agreement, the parties to the Series 1997-One Supplement have determined to amend the Series 1997-One Supplement in certain respects as provided below;

         WHEREAS, the Class A Certificateholder and the Class B
Certificateholder are willing to consent to such amendments;

         WHEREAS, pursuant to Section 3.3(l) and 3.3(x) of the Certificate Purchase Agreement, the Agent is willing to consent to such amendments;

         NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Amendments to Section 6.01. Section 6.01 of the Series 1997-One Supplement is hereby amended as follows:

    Section 6.01(k) of the Series 1997-One Supplement is deleted in its entirety and the following is substituted therefor:

    (k) for so long as the Affinity Card Agreement is in effect, the Letter of Credit (as such term is defined in the Affinity Card Agreement) maintained by CompuCredit in favor of Columbus Bank pursuant to Section 3.3 of the Affinity Card Agreement shall, without the consent of Columbus Bank, be terminated, revoked, reduced or drawn on and such termination, revocation or reduction has not been remedied within five days and, in the case of a drawing, such drawing is not reimbursed within five days;

         SECTION 2. Key Person Insurance. The parties hereto agree to, and by execution hereof, the Agent, the Bank Investor, the Class A Certificateholder and the Class B Certificateholder acknowledge and consent to, the designation of NationsBank, N.A., as Agent pursuant to the terms of the Transfer and Administration Agreement dated as of April 17, 1998 by and among Kitty Hawk Funding Corporation, Atlantic Equity Corporation,



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CompuCredit, CompuCredit Acquisition Funding Corp. and NationsBank, N.A., as
Agent and as Bank Investor, as a co-beneficiary together with the Transferor under the terms of the "Key Person" insurance policies relating to David G. Hanna, Brett M. Samsky and Rick Gilbert referred to in Section 2.01 of the Pooling and Servicing Agreement.

         SECTION 3. Series 1997-One Supplement in Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Series 1997-One Supplement shall remain in full force and effect. All references to the Series 1997-One Supplement in any other document or instrument shall be deemed to mean such Series 1997-One Supplement as amended by this Amendment. This Amendment shall not constitute a novation of the Series 1997-One Supplement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Series 1997-One Supplement, as amended by this Amendment, as though the terms and obligations of the Series 1997-One Supplement were set forth herein.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

         SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 5. Defined Terms. Capitalized terms used herein and not otherwise defined herein or amended by the terms of this Amendment shall have the meanings assigned to such terms in the Series 1997-One Supplement and the Pooling and Servicing Agreement.


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         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                           COMPUCREDIT FUNDING CORP.,
                           as Transferor,


                           By: /s/ Brett M. Samsky
                              -----------------------------
                              Name:  Brett M. Samsky
                              Title: Chief Financial Officer

                           COMPUCREDIT CORPORATION,
                           as Servicer,


                           By: /s/ Brett M. Samsky
                              -----------------------------
                              Name:  Brett M. Samsky
                              Title: Chief Financial Officer

                           BANKERS TRUST COMPANY,
                           as Trustee,


                           By: /s/ Patricia M.F. Russo
                              -----------------------------
                              Name:  Patricia M.F. Russo
                              Title: Vice President


Acknowledged and agreed to
as of this 17th day of
April, 1998


NATIONSBANK, N.A.,
  as Agent and as Bank Investor
  under the Certificate Purchase
  Agreement


By: /s/ Michelle M. Heath
   -----------------------------
   Name:  Michelle M. Heath
   Title: Senior Vice President


ENTERPRISE FUNDING CORPORATION,
  as Class A Certificateholder

By: [illegible]
   -----------------------------
   Name:
   Title:


COMPUCREDIT FUNDING CORP.
  as Class B Certificateholder

By: /s/ Brett M. Samsky
   -----------------------------
   Name:  Brett M. Samsky


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   Title: Chief Financial Officer


                 [Amendment No. 2 to Series 1997-One Supplement]